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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


--------------------------------------------------------------------------------

                                    FORM 8-K

                    -------------------------------------


                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



            JANUARY 17, 2001                          1-15117
--------------------------------------           ------------------------------
Date of Report (Date of earliest event reported)            (Commission File
Number)


                                  ON2.COM INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                                  84-1280679
--------------------------------------           -------------------------------
(State or other jurisdiction of incorporation or      (I.R.S. Employer
Identification Number)
                     organization)



                              375 GREENWICH STREET
                            NEW YORK, NEW YORK 10013
                 ----------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (212) 941-2400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




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ITEM 5.     OTHER EVENTS

On December 12, 2000, On2.com Inc., a Delaware corporation, ("On2") and Warner Bros. Online ("Warner Online"), a division of Time Warner Entertainment Company, L.P., entered into a Letter of Intent whereby On2 will encode approximately 24,000 minutes of content belonging to various Warner Bros. properties.

                                       2

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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)   Not required.

(b)   Not required.

(c)   Exhibits


              None.

                                       3





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SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ON.2 COM INC.

                                       By: /s/  Mark J. Meagher
                                           ------------------------------------
                                    Name:  Mark J. Meagher
                                    Title: Executive Vice President and
                                           Chief Financial Officer



Dated:  January 17, 2001


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